PROXY CARD                                                            PROXY CARD
                           THE WEISS FUND (the Trust")
                               [FUND NAME DROP IN]
                                  (the "Fund")

               SPECIAL MEETING OF SHAREHOLDERS - JANUARY 29, 2002

         I hereby appoint Martin D. Weiss and Clara A. Maxcy, each with the full power of substitution, as my proxies to vote all shares of the Fund that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on January 29, 2002 at 9:30 a.m., Eastern time, at the Embassy Suites PGA, 4380 PGA Blvd., Palm Beach Gardens, Florida, 33410, and at any adjournments or postponements thereof.

         I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

         This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Trust's Secretary or by voting in person at the Special Meeting.

                            VOTE VIA FACSIMILE: 1-888-796-9932
                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE BY THE TELEPHONE: 1-800-597-7836

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                            CONTROL NUMBER: 999 9999 9999 999
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                            Please sign  exactly as your name or names  appear.
                            When signing   as  an   attorney, executor,
                            administrator, trustee or guardian,  please
                            give  your  full   title  as such.

                            ----------------------------------------------------
                            Signature of Shareholder(s)


                            ----------------------------------------------------
                            Signature of Shareholder(s)

                            ----------------------------------------------------
                            Date                                       WFP_12124

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                             NO POSTAGE IS REQUIRED.



This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals. Please vote by filling in the appropriate box below. Example [X]

This proxy is solicited on behalf of the Board of Trustees of the Trust. The Board of Trustees unanimously recommends a vote FOR the proposals.

PROPOSALS

1.   To elect members of the Board of Trustees of the Trust.                      FOR         WITHHOLD           FOR ALL
                                                                                  ALL           ALL               EXCEPT
     01 Martin D. Weiss          02 Esther S. Gordon   03 Donald Wilk
     04  Robert Z. Lehrer        05 Clara A. Maxcy.

     To withhold authority to vote for any individual nominee(s),  mark the "FOR  [ ]            [ ]              [ ]
     ALL EXCEPT" box, and write the  number(s)  of such  nominee(s)  on the line below:

           ----------------------------------------------------

                                                                                FOR            AGAINST         ABSTAIN
2.   (Weiss Treasury Only Money Market Fund shareholders only)
     To approve an amended and restated  Investment  Management  Agreement      [ ]              [ ]              [ ]
     between  the Trust,  on behalf of Weiss  Treasury  Only Money  Market
     Fund, and Weiss Money Management, Inc. ("Weiss").

3.   To  approve  a  Subadvisory   Agreement   between  Weiss  and  Delray      [ ]              [ ]              [ ]
     Financial Corporation.

     The proxies are authorized to vote in their discrtion on any other business that may properly come before the Special Meeting and any adjournments or postonements thereof.


         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE